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                                                                      EXHIBIT 21



                     TEXTRON INC. - SIGNIFICANT SUBSIDIARIES
                              (AS OF MARCH 6, 2001)

   Set forth below are the names of certain subsidiaries of Textron Inc. Other subsidiaries, which considered in the aggregate, do not constitute a significant subsidiary, are omitted from such list.


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NAME                                                                                                          JURISDICTION
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
Avco Corporation                                                                                              Delaware
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     Textron Systems Corporation                                                                              Delaware
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         Turbine Engine Components Textron Inc.                                                               Delaware
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Avdel Cherry Textron Inc.                                                                                     New York
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Bell Aircraft Services Company                                                                                Delaware
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     Bell Aerospace Services Inc.                                                                             Delaware
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     Edwards & Associates, Inc.                                                                               Tennessee
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Bell Helicopter Textron Inc.                                                                                  Delaware
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Burkland Textron Inc.                                                                                         Michigan
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Cessna Aircraft Company                                                                                       Kansas
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Cone Drive Operations Inc.                                                                                    Delaware
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David Brown (Delaware) Holdings Corp.                                                                         Delaware
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Elco Textron Inc.                                                                                             Delaware
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     Elco Anchor Wire Inc.                                                                                    Tennessee
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Flexalloy Inc.                                                                                                Ohio
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Greenlee Textron Inc.                                                                                         Delaware
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HR Textron Inc.                                                                                               Delaware
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     Energy Mfg. Co., Inc.                                                                                    Delaware
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InteSys Technologies, Inc.                                                                                    Massachusetts
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OmniQuip Textron International Inc.                                                                           Delaware
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     Lull International, Inc.                                                                                 Delaware
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     TRAK International, Inc.                                                                                 Delaware
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RIFOCS Corp.                                                                                                  California
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Ring Screw Textron Inc.                                                                                       Michigan
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Textron Atlantic Inc.                                                                                         Delaware
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     Klauke Handels GmbH                                                                                      Austria
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     Maag Pump Systems Textron A.G.                                                                           Switzerland
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     Textron Acquisition Limited                                                                              England
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         Avdel plc/Avdel plc Inc.                                                                             England/Delaware
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         Ransomes Investment Corporation                                                                      Delaware
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              Ransomes America Corporation                                                                    Delaware
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                  Cushman Inc.                                                                                Delaware
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                  Ransomes Inc.                                                                               Wisconsin
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                  Steiner Turf Equipment Inc.                                                                 Wisconsin
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         Ransomes plc                                                                                         England
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         Textron Fluid and Power Systems Holdings Limited                                                     England
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              David Brown Group plc                                                                           England
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                  David Brown Engineering Ltd.                                                                England
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         Textron Limited                                                                                      England
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              Textron Automotive MIP Limited                                                                  England
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                  Textron Automotive Limited                                                                  England
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NAME                                                                                                          JURISDICTION
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Textron Atlantic Inc.                                                                                         (continued)
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
     Textron International Holding, S.L. (98.38%; 0.90% - Textron Automotive Company Inc.;                    Spain
     0.72% - Textron Automotive Overseas Investment Inc.)
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         Kautex Textron Benelux B.V.B.A. (99.9%; 1 share - Kautex Textron Iberica S.L.)                       Belgium
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         Kautex Textron Iberica S.L.                                                                          Spain
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         Textron France Holding S.A.R.L. (99.9%; 1 share - Textron Industries Management S.N.C.)              France
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              Textron France S.A.R.L. (99.9%; 1 share - Textron Industries Management S.N.C.)                 France
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                  Textron Atlantic Holding GmbH (99.9%; 0.1% - Textron Atlantic Inc.)                         Germany
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                      Kautex Textron Verwaltungs GmbH                                                         Germany
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                           Kautex Textron GmbH & Co. K.G. (98%; 1% - Jacobsen E-Z-GO Textron GmbH             Germany
                           Rasenpflegesysteme; 1% - Deutsche Bank subsidiary)
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                      Textron Verbindungstechnik Beteiligungs GmbH                                            Germany
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                           Textron Verbindungstechnik GmbH & Co. O.H.G. (99%; 1% - Jacobsen E-Z-GO            Germany
                           Textron GmbH Rasenpflegesysteme)
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                  Textron Industries S.A.S.                                                                   France
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Textron Automotive Company Inc.                                                                               Delaware
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     McCord Corporation                                                                                       Michigan
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         Textron Automotive Interiors Inc.                                                                    Delaware
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     Micromatic Operations Inc.                                                                               Delaware
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     Micro-Precision Operations Inc.                                                                          Delaware
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     Textron Automotive Exteriors Inc.                                                                        Delaware
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Textron FSC Inc.                                                                                              Barbados
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Textron Financial Corporation                                                                                 Delaware
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     Cessna Finance Corporation                                                                               Kansas
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     Litchfield Financial Corporation                                                                         Massachusetts
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     RFC Capital Corporation                                                                                  Delaware
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     Systran Financial Services Holding Corporation                                                           Washington
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         Systran Financial Services Corporation                                                               Oregon
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     Textron Financial Canada Acceptance Corporation                                                          Ontario
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     Textron Financial Investment Corporation                                                                 Rhode Island
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     Textron Funding Corporation                                                                              Delaware
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Textron Properties Inc.                                                                                       Delaware
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     Textron Canada Limited (64.5%; 35.5% - Textron Inc.)                                                     Canada
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         Bell Helicopter Canada International Inc.                                                            Canada
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         Kautex Corporation                                                                                   Nova Scotia
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Textron Rhode Island Inc.                                                                                     Rhode Island
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Textron S.A. de C.V. (99%; 1% - Textron Atlantic Inc.)                                                        Mexico
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     Kautex Textron de Mexico, S.A. de C.V.                                                                   Mexico
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     Textron Automotive Company de Mexico, S.A. de C.V.                                                       Mexico
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Turbine Engine Components Textron (Santa Fe Springs Operations) Inc.                                          California
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